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Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

        I, John M. Thornton, Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer of Mitek Systems, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

  (1)
  the Annual Report on Form 10-K of the Registrant for the period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: December 23, 2002	By:	/s/ JOHN M. THORNTON John M. Thornton Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer

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CERTIFICATION OF CHIEF FINANCIAL OFFICER